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                                                                   EXHIBIT 10.39

                               SECOND AMENDMENT TO
                     THIRD AMENDED AND RESTATED ARTICLES OF
                             LIMITED PARTNERSHIP OF
                              1700 LINCOLN LIMITED


            THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED ARTICLES OF LIMITED PARTNERSHIP OF 1700 LINCOLN LIMITED (this "AMENDMENT") is made and entered into as of the 1st day of January, 1996, by and among HINES COLORADO LIMITED, a Colorado limited partnership ("HINES"), ARICO-DENVER, INC, a Delaware corporation ("ARICO") and 1700 LINCOLN INC. ("LINCOLN"), a Delaware corporation.

                              W I T N E S S E T H :

            WHEREAS, Hines is the sole Limited Partner and ARICO-Denver and Hines are the General Partners in 1700 Lincoln Limited (the "PARTNERSHIP"), a Colorado limited partnership;

            WHEREAS, the Partnership is governed by those certain Third Amended and Restated Articles of Limited Partnership of 1700 Lincoln Limited, dated as of April 20, 1989 (the "RESTATED ARTICLES"), as amended by that certain First Amendment to Third Amended and Restated Articles of Limited Partnership of 1700 Lincoln Limited, dated as of September 28, 1993 (the Restated Articles, as amended, the "ARTICLES"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Articles);

            WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of January 1, 1996 (the "ASSIGNMENT"), between Hines and Lincoln, Hines assigned to Lincoln all of Hines' right, title and interest in and to the Partnership;

            WHEREAS, the parties hereto desire to amend the Articles.

            NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants and conditions herein contained, the parties hereto agree as follows:

            1. The parties hereto acknowledge that, in accordance with Section
7.03 of the Articles and pursuant to the Assignment, Hines has transferred its entire Interest as the sole Limited Partner and as a General Partner to Lincoln and that Lincoln shall be, and is hereby, admitted to the Partnership as the sole Limited Partner and as a General Partner in substitution for Hines. The parties hereto recognize, acknowledge and agree that, pursuant to the Assignment, Hines shall have no further interest in the Partnership or any of its assets.

            2. Pursuant to the 1981 Act, the Partners do hereby continue the Partnership as a Colorado limited partnership upon the terms and conditions of the Articles, as amended by this Amendment.

            3. (a) For purposes of notices under Section 10.06 of the Restated Articles, notices intended for Lincoln shall be addressed to 1700 Lincoln Inc., c/o Cornerstone
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Properties Inc., 31 West 52nd Street, Suite 1600, New York, New York 10019,
Attention: President, Telephone Number: (212) 459-0600, Telex: 422908 ITT,
Telecopy: (212) 459-0632.

            (b) Section 10.06 of the Restated Articles is further amended by deleting the mailing address provided for ARICO-Denver and inserting in its place and stead the following: ARICO-Denver, c/o Cornerstone Properties Inc., 31 West 52nd Street, Suite 1600, New York, New York 10019, Attention: President, Telephone Number: (212) 459-0600, Telex: 422908 ITT, Telecopy: (212) 459-0632.

            4. Except as herein modified and amended, the Articles are hereby ratified and confirmed.

            5. This Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

            6. This Amendment shall be interpreted and construed under and governed by the laws of the Colorado.

            7. This Amendment may be executed in separate original counterparts, each of which shall for all purposes be deemed an original, and all of such counterparts shall together constitute but one and the same agreement.

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            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

                                    HINES COLORADO LIMITED,
                                    a Colorado limited partnership

                                    By:   HINES COLORADO CORPORATION,
                                          a Texas corporation, a general partner



                                          By:   _______________________
                                                David McGinnis
                                                Vice President


                                    ARICO-DENVER, INC..
                                    a Delaware corporation


                                    By:  __________________________
                                        Name:  Scott M. Dalrymple
                                        Title:  Vice President


                                    By:  __________________________
                                        Name:  Kevin P. Mahoney
                                        Title:  Vice President



                                    1700 LINCOLN INC.
                                    a Delaware corporation


                                    By:  __________________________
                                        Name:  Scott M. Dalrymple
                                        Title:  Vice President


                                    By:  __________________________
                                        Name:  Kevin P. Mahoney
                                        Title:  Vice President